UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 24, 2010

                              PECO II, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.    Results of Operations and Financial Condition.

On March 24, 2010, PECO II, Inc. issued a press release relating to the Company’s earnings for the fourth quarter and year ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into Item 2.02 of this Form 8-K by reference.

The information contained in Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

The information contained in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties.  A number of factors described from time to time in the Company’s periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements.  All forward-looking statements included in this Form 8-K are based on information available at the time of the report.  The Company assumes no obligation to update any forward-looking statement.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, Inc.

Date: March 24, 2010	By:	/s/ JOHN G. HEINDEL
Name: John G. Heindel
Title: Chairman, President, Chief Executive Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 24, 2010.